EXHIBIT 99.5

MONTHLY STATEMENT TO CERTIFICATEHOLDERS
SERIES 1996-C
CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,572,789,040.65
Beginning of the Month Finance Charge Receivables:	$132,222,969.32
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,705,012,009.97

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,565,112,351.55
End of the Month Finance Charge Receivables:	$127,843,753.06
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,692,956,104.61

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$1,026,700,000.00
End of the Month Transferor Amount	$1,538,412,351.55
End of the Month Transferor Percentage	59.97%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$63,159,768.60
60-89 Days Delinquent	$44,795,417.96
90+ Days Delinquent	$80,991,486.29

Total 30+ Days Delinquent	$188,946,672.85
Delinquent Percentage	7.02%

Defaulted Accounts During the Month	$16,003,038.40
Annualized Default Percentage	7.46%

Oct-2002	1996-C	Page 2

Principal Collections	$301,647,283.07
Principal Payment Rate	11.72%

Total Payment Rate	12.61%

INVESTED AMOUNTS
Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$246,000,000.00
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$300,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	11.66%

PRINCIPAL ALLOCATION PERCENTAGE	11.66%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$35,173,573.68

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$4,562,729.61

MONTHLY SERVICING FEE	$375,000.00

INVESTOR DEFAULT AMOUNT	$1,866,033.88

Oct-2002	1996-C	Page 2

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	82.00%

Class A Finance Charge Collections	$4,048,938.28
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$4,048,938.28

Class A Monthly Interest	$411,486.25
Class A Servicing Fee	$307,500.00
Class A Investor Default Amount	$1,530,147.78

TOTAL CLASS A EXCESS SPREAD	$1,799,804.25

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.50%

Class B Finance Charge Collections	$419,707.04
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$419,707.04

Class B Monthly Interest	$47,814.27
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$340,017.77

CLASS B INVESTOR DEFAULT AMOUNT	$158,612.88

CLASS B REQUIRED AMOUNT	$158,612.88

CLASS C FLOATING ALLOCATION PERCENTAGE	9.50%

CLASS C MONTHLY SERVICING FEE	$35,625.00

Oct-2002	1996-C	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$2,573,281.31

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$158,612.88

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$244,824.16

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$0.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$2,107,344.27

Oct-2002	1996-C	Page 5

EXCESS FINANCE CHARGE COLLECTIONS — GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$8,672,586.58

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	4.04%
Base Rate (Prior Month)	4.06%
Base Rate (Two Months Ago)	4.02%

THREE MONTH AVERAGE BASE RATE	4.04%

Portfolio Yield (Current Month)	12.29%
Portfolio Yield (Prior Month)	11.52%
Portfolio Yield (Two Months Ago)	11.93%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.91%

Oct-2002	1996-C	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$35,173,573.68

INVESTOR DEFAULT AMOUNT	$1,866,033.88

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	0.00

CLASS A SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00

CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$37,039,607.56

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$9,000,000.00
Available Cash Collateral Amount	$9,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Server

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President